UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 12, 2005

PEOPLES FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Mississippi

(State or Other Jurisdiction of Incorporation)

O-30050	64-0709834

(Commission File Number)	(IRS Employer Identification No.)

152 Lameuse Street Biloxi, MS	39530

(Address of Principal Executive Offices)	(Zip Code)

(228) 435-5511

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously Satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230. 425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 2.02. Results of Operations and Financial Condition

On May 12, 2005, Peoples Financial Corporation issued a press release announcing a revision to its earnings for the first quarter of 2005.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

99.1	Press Release issued by Peoples Financial Corporation dated May 12, 2005, headed “Peoples Financial Corporation Earnings Revised Upward by $430,000 For First Quarter 2005”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2005

PEOPLES FINANCIAL CORPORATION

	By:	/s/ Chevis C. Swetman

Chevis C. Swetman Chairman, President and CEO